                                                                  EXECUTION COPY

                                                                    EXHIBIT 99.3

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                            DEBT REPURCHASE AGREEMENT


                                  BY AND AMONG

                                  SALTON, INC.


                                       AND


                 HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.


                              --------------------

                          DATED AS OF DECEMBER 28, 2006

                              ---------------------





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

                                TABLE OF CONTENTS

                                                                        PAGE NO.
                                                                        --------
I.     DEFINITIONS ............................................................1
       1.1.     Definitions ...................................................1
       1.2.     Interpretation.................................................4

II.    REPURCHASE .............................................................4
       2.1.     Repurchase of 2008 Notes.......................................4
       2.2.     Encumbrances; Transfer.........................................5

III.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY...........................5
       3.1.     Due Organization, Good Standing and Corporate Power............5
       3.2.     Authorization and Validity of Agreement........................5
       3.3.     Consents and Approvals; No Violations..........................6
       3.4.     Absence of Certain Events......................................6
       3.5.     Company SEC Reports; Financial Statements......................6
       3.6.     Broker's or Finder's Fee.......................................7
       3.7.     State Takeover Laws............................................7

IV.    REPRESENTATIONS AND WARRANTIES OF THE INVESTOR..........................7
       4.1.     Due Organization, Good Standing and Corporate Power............7
       4.2.     Authorization and Validity of Agreement........................7
       4.3.     Consents and Approvals; No Violations..........................7
       4.4.     The 2008 Notes.................................................8
       4.5.     Broker's or Finder's Fee.......................................8

V.     COVENANTS ..............................................................8
       5.1.     Efforts to Close...............................................8
       5.2.     Fees and Expenses..............................................8

VI.    CONDITIONS TO THE CLOSINGS..............................................8
       6.1.     Conditions to the Closing......................................8
       6.2.     Conditions to the Obligations of the Investor..................9
       6.3.     Conditions to the Obligations of the Company...................9

VII.   TERMINATION AND ABANDONMENT.............................................9
       7.1.     Termination ...................................................9

VIII.  MISCELLANEOUS .........................................................10
       8.1.     Nonsurvival of Representations, Warranties and Covenants......10
       8.2.     Amendment and Modification....................................10
       8.3.     Waiver of Compliance..........................................10
       8.4.     Notices ......................................................10
       8.5.     Third Party Beneficiaries.....................................11
       8.6.     Successors and Assigns........................................11
       8.7.     Severability..................................................11

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

       8.8.     Governing Law.................................................11
       8.9.     Submission to Jurisdiction; Waivers...........................11
       8.10.    Specific Performance..........................................12
       8.11.    Counterparts .................................................12
       8.12.    Entire Agreement..............................................12
       8.13.    Waiver of Jury Trial..........................................12





                                      -ii-

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EXHIBITS

Exhibit A                  Repurchased Notes

                            DEBT REPURCHASE AGREEMENT

     DEBT REPURCHASE AGREEMENT (this "Agreement"), is dated as of December 28, 2006, by and among Salton, Inc., a Delaware corporation (the "Company"), and Harbinger Capital Partners Master Fund I, Ltd. (the "Investor").

                                    RECITALS

     A. The Investor is the beneficial owner of 12-1/4% Senior Subordinated Notes due 2008 (the "2008 Notes") issued pursuant to the Indenture, dated as of April 23, 2001, among the Company, the Guarantors (as defined therein) identified on the signature pages thereto and Sun Trust Bank (as successor to Wells Fargo Bank Minnesota N.A.), as trustee, as amended by the First Supplement to the Indenture, dated as of August 26, 2005 (the "2008 Indenture").

     B. The Company has agreed with the Investor to repurchase a portion of the 2008 Notes beneficially owned by the Investor, including all accrued but unpaid or deferred interest, as the case may be, thereon, for cash.

     C. The Company's board of directors (acting upon the unanimous recommendation of the Special Committee) has approved this Agreement and the transactions contemplated hereby.

     Accordingly, the parties agree as follows:

                                 I. DEFINITIONS

     1.1. Definitions. (a) In addition to the terms defined elsewhere herein, as used in this Agreement, the following terms have the meanings specified below when used in this Agreement with initial capital letters:

     "Action" means any controversy, claim, action, litigation, arbitration, mediation or any other proceeding by or before any Governmental Entity, arbitrator, mediator or other Person acting in a dispute resolution capacity, or any investigation, subpoena or demand preliminary to any of the foregoing.

     "Affiliate" means, with respect to a Person, another Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. For purposes of this Agreement,
(i) the Company and its Subsidiaries shall not be considered Affiliates of the Investor or any of its Affiliates (other than the Company and its Subsidiaries) and (ii) the Investor and its Affiliates shall not be considered Affiliates of the Company or any of its Subsidiaries.

     "Authorization" means any legally required consent or Permit of or from, or declaration or filing with, any Governmental Entity, including any legally required filing with any Governmental Entity and the subsequent expiration of any legally required waiting period under any Antitrust Laws.

     "Company Material Adverse Effect" means a material adverse effect on (i) the business, financial condition or results of operations of the Company and its Subsidiaries taken as a whole or (ii) the ability of the Company to perform its obligations under this Agreement on a timely basis or to consummate the Transactions on a timely basis; provided, however, that in no event shall any of the following be deemed to constitute a Company Material Adverse Effect: any event, circumstance, change or effect resulting from or relating to (i) a change in general political, economic or financial market conditions, (ii) changes affecting the industries generally in which the Company or its Subsidiaries conduct business, (iii) seasonal fluctuations in the business of the Company and its Subsidiaries, (iv) any acts of terrorism or war or (v) compliance with the terms of, or the taking of any action required by, this Agreement; except in the case of each of clauses (i), (ii), (iii) and (iv) to the extent such event, circumstance, change or effect has had a disproportionate effect on the Company and its Subsidiaries as compared to other persons in the industry in which the Company and its Subsidiaries conduct their business.

     "Confidentiality Agreement" means the confidentiality agreement entered into by and between Harbinger Capital Partners Master Fund I, Ltd. and the Company, dated as of October 25, 2006 and amended November 3, 2006, as the same may be amended from time to time in accordance with its terms.

     "Contract" means any legally binding instrument or legal obligation of any kind, whether written or oral.

     "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as a trustee or executor, by Contract or credit arrangement or otherwise.

     "Encumbrance" means any lien, security interest, pledge, mortgage, deed of trust, charge, option or other encumbrance attaching to title to any tangible or intangible property or right.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "GAAP" means United States generally accepted accounting principles as in effect from time to time, consistently applied.

     "Governmental Entity" means any arbitrator, court, judicial, legislative, administrative or regulatory agency, commission, department, board, bureau, body or other governmental authority or instrumentality or any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, whether foreign, federal, state or local.

     "Investor Material Adverse Effect" means a material adverse effect on the ability of the Investor to perform its obligations under this Agreement on a timely basis or to consummate the Transactions on a timely basis.

     "Knowledge" (and any variation thereof) means, in the case of the Company, the actual knowledge after due inquiry of the individuals listed on Section 1.1(a) of the Company Disclosure Schedule as of the date of the applicable representation or warranty.

     "Law" means any statute, law, ordinance, rule or regulation of any Governmental Entity.

     "NYSE" means the New York Stock Exchange.

     "Order" means any order, judgment, ruling, decree, writ, permit, license or other requirement of any Governmental Entity.

     "Permit" means any permit, approval, license, authorization, certificate, right, exemption or Order from any Governmental Entity.

     "Person" means any individual or legal entity, including any partnership, joint venture, corporation, trust, unincorporated organization, limited liability company or Governmental Entity.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Special Committee" means a committee of the Company's board of directors, the members of which are not affiliated with the Company and are not members of the Company's management, formed for the reasons set forth in the resolution establishing such committee.

     "Subsidiary" of any Person means any Person whose financial condition is required to be consolidated with the financial condition of the first Person in the preparation of the first Person's financial statements under GAAP.

     "Transactions" means the transactions contemplated by this Agreement.

           (b) The following terms have the meanings specified in the indicated
Sections:

TERM                                                             SECTION
----                                                             -------
2008 Indenture                                                   Recitals
2008 Notes                                                       Preamble
Agreement                                                        Preamble
Closing                                                          2.1(c)
Closing Date                                                     2.1(c)
Company                                                          Preamble
Company Disclosure Schedule                                      III
Company Financial Statements                                     3.5(b)
Company SEC Reports                                              3.5(a)
Exchange Agent                                                   2.1
Repurchased Notes                                                2.1
Investor                                                         Preamble
Measurement Date                                                 III

     1.2. Interpretation. (a) When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference will be to an Article or Section or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they will be deemed to be followed by the words "without limitation." Unless the context otherwise requires, (i) "or" is disjunctive but not necessarily exclusive, (ii) words in the singular include the plural and vice versa, (iii) the use in this Agreement of a pronoun in reference to a party hereto includes the masculine, feminine or neuter, as the context may require, and (iv) unless otherwise defined herein, terms used herein which are defined in GAAP have the meanings ascribed to them therein. This Agreement will not be interpreted or construed to require any Person to take any action, or fail to take any action, that would violate any applicable Law. The Company Disclosure Schedule, as well as all other Schedules and all Exhibits hereto, will be deemed part of this Agreement and included in any reference to this Agreement. Notwithstanding anything in this Agreement to the contrary, the mere inclusion of an item in any Schedule or Exhibit hereto as an exception to a representation or warranty will not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would, individually or in the aggregate, have a Company Material Adverse Effect.

           (b) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

                                 II. REPURCHASE

     2.1. Repurchase of 2008 Notes. (a) On the terms and subject to the conditions of this Agreement, at the Closing, the Investor shall be deemed to have transferred and delivered, and shall promptly thereafter cause to be transferred and delivered, to the Company or its duly authorized agent (the "Exchange Agent"), the aggregate principal amount of 2008 Notes, including interest accrued but unpaid or deferred interest thereon, as set forth opposite the Investor's name on Exhibit A (the "Repurchased Notes"). In consideration of such deemed and actual transfer and delivery, at the Closing, the Company shall pay the Investor an aggregate of $1,754,000 in cash. Effective immediately as of the Closing, the Repurchased Notes shall no longer represent evidence of indebtedness under the 2008 Indenture or otherwise but shall instead represent only the right to receive the cash consideration as set for in this Section 2.1(a).

           (b) If the outstanding principal of any 2008 Note is greater than the principal portion of such 2008 Note being repurchased pursuant to Section 2.1(a), the Company shall, as soon as practicable, and in no event later than five business days after receipt of such 2008 Note, and at its own expense, issue and deliver to the Investor a new 2008 Note representing the outstanding principal not repurchased under Section 2.1(a).

           (c) On the terms and subject to the conditions of this Agreement, the closing of the Transactions (the "Closing") will take place at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York at 10:00 a.m.,

New York City time on the date hereof, as soon as practicable following satisfaction or waiver of the conditions set forth in Article VI hereof (other than those conditions that by their nature or pursuant to the terms of this Agreement are to be satisfied or waived at or immediately prior to the Closing, but subject to the satisfaction or, where permitted, the waiver of those conditions), or at such other date, time or place as the Company and the Investor may agree. The date on which the Closing occurs is referred to as the "Closing Date."

     2.2.  Encumbrances; Transfer. Prior to the Closing, the Investor shall not
(a) encumber the Repurchased Notes with any Encumbrance, (b) permit such Repurchased Notes to be encumbered with any Encumbrance or (c) sell, transfer or otherwise dispose of any such Repurchased Notes.

               III. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Except as disclosed in (x) the Company SEC Reports filed prior to the close of business on December 20, 2006 (the "Measurement Date"), but excluding any risk factor disclosure contained in any such Company SEC Reports under the heading "Risk Factors" or "Cautionary Statement Regarding Forward Looking Statements" or otherwise or (y) the disclosure schedule (the "Company Disclosure Schedule") delivered by the Company to the Investor in connection with the execution of this Agreement (which schedule sets forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in this Article
III), the Company hereby represents and warrants to the Investor as follows:

     3.1. Due Organization, Good Standing and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now being conducted. Each of the Company's Subsidiaries is a corporation or other entity duly organized, validly existing and in good standing or has equivalent status under the laws of its jurisdiction of organization and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now being conducted. Each of the Company and its Subsidiaries is duly qualified or licensed to do business and is in good standing or has equivalent status in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except in such jurisdictions where the failure to be so qualified or licensed and in good standing or to have equivalent status would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

     3.2. Authorization and Validity of Agreement. The Company has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by the Company of the Transactions, have been duly authorized and approved by its board of directors (acting upon the unanimous written consent of the Special Committee) and no other corporate action on the part of the Company is necessary to authorize the execution and delivery of this Agreement or the consummation of the Transactions. This Agreement has been duly executed and delivered by the Company, and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting the enforcement of creditors' rights generally and by general equitable principles.

     3.3. Consents and Approvals; No Violations. Assuming (a) the applicable requirements of the Securities Act and state securities or "blue sky" laws and the Exchange Act are met and (b) the required notices to the NYSE related to the Transactions are delivered, the execution and delivery of this Agreement by the Company and the consummation by the Company of the Transactions, do not and will not (i) violate or conflict with any provision of its certificate of incorporation or bylaws or the comparable governing documents of any of its Subsidiaries, (ii) violate or conflict with any Law or Order applicable to the Company or any of its Subsidiaries or by which any of their respective properties or assets may be bound, (iii) require any filing with, or Permit, consent or approval of, or the giving of any notice to, any Governmental Entity, or (iv) result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default under, or give rise to any right of termination, cancellation or acceleration of, or result in the creation of any Encumbrance upon any of the properties or assets of the Company or any of its Subsidiaries under, or give rise to any obligation, right of termination, cancellation, acceleration or increase of any obligation or a loss of a material benefit under, any of the terms, conditions or provisions of any Contract to which the Company or any of its Subsidiaries is a party, or by which the Company or any of its Subsidiaries may be bound, excluding in the case of clauses (iii) and (iv) above, conflicts, violations, breaches, defaults, rights of termination, cancellations, accelerations, increases, losses, creations and impositions of Encumbrances which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

     3.4. Absence of Certain Events. Except as required or expressly permitted by this Agreement or as reflected in the Company Financial Statements filed on or prior to the Measurement Date, since July 1, 2006, there has not occurred any event, occurrence or condition which would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

     3.5.  Company SEC Reports; Financial Statements.

           (a) Each of the Company and its Subsidiaries has timely filed with the SEC all registration statements, prospectuses, reports, schedules, forms, proxy statements, certifications and other documents (including exhibits and all other information incorporated by reference therein) required to be filed by the Company since June 28, 2003 (the "Company SEC Reports"). The Company SEC Reports
(i) were prepared and will be prepared (when filed after the date of this Agreement) in all material respects in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) did not at the time they were filed and will not, when filed after the date of this Agreement, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except to the extent corrected by a subsequent Company SEC Report filed with the SEC prior to the date of this Agreement. No Subsidiary of the Company is subject to the periodic reporting requirements of the Exchange Act by Law or Contract.

           (b) Each of the consolidated financial statements of the Company (including, in each case, any notes thereto) contained in the Company SEC Reports (the "Company Financial Statements") was prepared and will be prepared (when filed after the date of this Agreement) in accordance with GAAP (except as may be indicated in the notes thereto) and presented fairly and will present fairly (when filed after the date of this Agreement) in all material respects the consolidated financial position and consolidated results of operations of the Company and its Subsidiaries as of the respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein and subject, in the case of unaudited statements, to normal year end audit adjustments in amounts that are immaterial in nature and amounts consistent with past experience.

     3.6. Broker's or Finder's Fee. No Person acting on behalf of the Company or any of its Subsidiaries is, or will be, entitled to any investment banking, broker's, finder's or similar fee for which the Company, the Investor or any of their respective Affiliates after the Closing could have any liabilities in connection with this Agreement or any of the Transactions.

     3.7. State Takeover Laws. The Company's certificate of incorporation contains a provision expressly electing that the Company not be governed by
Section 203 of the DGCL and the Company shall not amend its certificate of incorporation to amend or remove such election. No applicable "takeover" or "interested stockholder" Law is applicable to this Agreement and the Transactions.

               IV. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

     The Investor hereby represents and warrants to the Company as follows:

     4.1. Due Organization, Good Standing and Corporate Power. The Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has all requisite power and authority to own, lease and operate its properties and to conduct its business as now being conducted.

     4.2. Authorization and Validity of Agreement. The Investor has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Investor, and the consummation by the Investor of the Transactions, have been duly authorized and approved by all necessary action on the part of the Investor and no other action on the part of the Investor is necessary to authorize the execution and delivery of this Agreement or the consummation of the Transactions. This Agreement has been duly executed and delivered by the Investor and is a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting the enforcement of creditors' rights generally and by general equitable principles.

     4.3. Consents and Approvals; No Violations. Assuming (a) the applicable requirements of the Securities Act and state securities or "blue sky" laws and the Exchange Act are met and (b) the required notices to the NYSE related to the Transactions are delivered, the execution and delivery of this Agreement by the Investor and the consummation by the Investor of the Transactions, do not and will not (i) violate or conflict with any provision of its certificate of incorporation, bylaws or other comparable governing documents, as the case may be, (ii) violate or conflict with any Law or Order applicable to the Investor or by which any of their respective properties or assets may be bound, (iii) require any filing with, or Permit, consent or approval of, or the giving of any notice to, any Governmental Entity, or (iv) result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default under, or give rise to any right of termination, cancellation or acceleration of, or result in the creation of any Encumbrance upon any of the properties or assets of the Investor, or give rise to any obligation, right of termination, cancellation, acceleration or increase of any obligation or a loss of a material benefit under, any of the terms, conditions or provisions of any Contract to which the Investor is a party, or by which the Investor may be bound, excluding in the case of clauses (iii) and (iv) above, conflicts, violations, breaches, defaults, rights of termination, cancellations, accelerations, increases, losses, creations and impositions of Encumbrances which would not, individually or in the aggregate, reasonably be expected to have an Investor Material Adverse Effect.

     4.4. The 2008 Notes. The Investor is the record and beneficial owner of, and has good and marketable title to, the 2008 Notes set forth opposite its name on Exhibit A hereto, free and clear of any Encumbrances (other than Encumbrances created pursuant to the terms of this Agreement or arising under federal or state securities Laws).

     4.5. Broker's or Finder's Fee. No Person acting on behalf of the Investor is, or will be, entitled to any investment banking, broker's, finder's or similar fee for which the Company or any of its Affiliates after the Closing could have any liabilities in connection with this Agreement or any of the Transactions.

                                  V. COVENANTS

     5.1. Efforts to Close. The Company on the one hand, and the Investor on the other, will use its reasonable best efforts to cause all of the conditions, as specified in Article VI, to the obligations of the other party to consummate the Transactions to be met as soon as practicable after the date of this Agreement.

     5.2. Fees and Expenses. (a) The Investor will bear all of the fees and expenses of the Investor and its Affiliates in connection with the Transactions and (b) the Company will bear all of the fees and expenses of the Company and its Affiliates in connection with the Transactions.

                         VI. CONDITIONS TO THE CLOSINGS

     6.1. Conditions to the Closing. The respective obligations of the Company and the Investor to effect the Transactions are subject to the satisfaction or waiver of the following conditions:

           (a) no preliminary or permanent injunction or other Order shall have been issued that would make unlawful the consummation of the Transactions, and consummation of the Transactions shall not be prohibited or made illegal by any Law; and

           (b) all other Authorizations of or filings with any Governmental Entity required in connection with the consummation of the Transactions shall have been made or obtained, except where the failure to make or obtain such Authorizations or filings would not, individually or in the aggregate, have a Company Material Adverse Effect or an Investor Material Adverse Effect.

     6.2. Conditions to the Obligations of the Investor. The obligation of the Investor to effect the Transactions are subject to the satisfaction of each of the following conditions (each of which is for the exclusive benefit of the Investor and may be waived by the Investor):

           (a) all covenants of the Company under this Agreement to be performed by the Company on or before the Closing shall have been duly performed by the Company in all material respects; and

           (b) the representations and warranties of the Company in this Agreement (which for purposes of this paragraph shall be read as though none of them contained any materially or material adverse effect qualifications) shall have been true and correct on the date of this Agreement and shall be true and correct as of the Closing with the same effect as though made as of the Closing, except where the failure of such representations and warranties to be true and correct in all respects as of the applicable time would not, individually or in the aggregate, have a Company Material Adverse Effect.

     6.3. Conditions to the Obligations of the Company. The obligation of the Company to effect the Transactions is subject to the satisfaction of each of the following conditions (each of which is for the exclusive benefit of the Company and may be waived by the Company):

           (a) all covenants of the Investor under this Agreement to be performed on or before the Closing Date shall have been duly performed by the Investor in all material respects; and

           (b) the representations and warranties of the Investor in this Agreement (which for purposes of this paragraph shall be read as though none of them contained any materiality or material adverse effect qualifications) shall have been true and correct on the date of this Agreement and shall be true and correct as of the Closing with the same effect as though made as of the Closing, except where the failure of such representations and warranties to be true and correct in all respects as of the applicable time would not, individually or in the aggregate, have an Investor Material Adverse Effect.

                        VII. TERMINATION AND ABANDONMENT

     7.1. Termination. Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated at any time prior to the Closing by mutual written consent of the Company, on the one hand, and the Investor on the other.

                               VIII. MISCELLANEOUS

     8.1. Nonsurvival of Representations, Warranties and Covenants. None of the representations, warranties or covenants in this Agreement will survive the Closing.

     8.2. Amendment and Modification. Subject to applicable Law, this Agreement may be amended, modified, or supplemented only by the written agreement of the parties hereto before the Closing.

     8.3. Waiver of Compliance. Except as otherwise provided in this Agreement, the failure by any Person to comply with any obligation, covenant, agreement or condition may be waived by the Person entitled to the benefit thereof only by a written instrument signed by the Person granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition will not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. The failure of any Person to enforce at any time any of the provisions of this Agreement will in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part of this Agreement or the right of any Person thereafter to enforce each and every such provision. No waiver of any breach of any provisions of this Agreement will be held to be a waiver of any other or subsequent breach.

     8.4. Notices. All notices required or permitted pursuant to this Agreement will be in writing and will be deemed to be properly given when actually received by the Person entitled to receive the notice at the address stated below, or at such other address as a party may provide by notice to the other:

     If to the Investor:

           c/o 555 Madison Avenue, 16th Floor
           New York, New York 10022
           Attention:  Philip A. Falcone
           Facsimile:  (212) 508 3721

     With a copy to:

           Paul, Weiss, Rifkind, Wharton & Garrison LLP
           1285 Avenue of the Americas
           New York, New York 10019 6064
           Attention:  Bruce A. Gutenplan
                       Robert B. Schumer
           Facsimile:  (212) 757 3990

           and:

           One Riverchase Parkway South
           Birmingham, Alabama  35244
           Attention:  General Counsel
           Facsimile:  (205) 987 5505

     If to the Company:

           Salton, Inc.
           1955 W. Field Court
           Lake Forest, Illinois  60045
           Attention:
           Facsimile:  (847) 803 1186

     With a copy to:

           Sonnenschein Nath & Rosenthal LLP
           7800 Sears Tower, 233 South Wacker Drive
           Chicago, IL  60606 6404
           Attention:  Neal Aizenstein
           Facsimile:  312.876.7934


     8.5. Third Party Beneficiaries. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     8.6. Successors and Assigns. This Agreement will be binding upon and will inure to the benefit of the signatories hereto and their respective successors and permitted assigns. Neither the Company nor the Investor may assign this Agreement or any of their rights or liabilities thereunder without the prior written consent of the other parties hereto, and any attempt to make any such assignment without such consent will be null and void. Any such assignment will not relieve the party making the assignment from any liability under such agreements.

     8.7. Severability. The illegality or partial illegality of any of this Agreement, or any provision hereof, will not affect the validity of the remainder of this Agreement, or any provision hereof, and the illegality or partial illegality of this Agreement will not affect the validity of this Agreement in any jurisdiction in which such determination of illegality or partial illegality has not been made, except in either case to the extent such illegality or partial illegality causes this Agreement to no longer contain all of the material provisions reasonably expected by the parties to be contained herein.

     8.8. Governing Law. This Agreement will be governed by and construed in accordance with the internal Laws of the State of Delaware applicable to Contracts made and wholly performed within such state, without regard to any applicable conflict of laws principles.

     8.9. Submission to Jurisdiction; Waivers. The Investor and the Company irrevocably agree that any Action with respect to this Agreement, the Transactions, any provision hereof, the breach, performance, validity or invalidity hereof or for recognition and enforcement of any judgment in respect hereof brought by another party hereto or its successors or permitted assigns shall be brought and determined in the Court of Chancery or other courts of the State of Delaware located in the State of Delaware, and the Investor and the Company hereby irrevocably submit and consent with regard to any such Action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. The Investor and the Company hereby irrevocably waive, and agree not to assert, by way of motion, as a defense, counterclaim or otherwise, in any Action with respect to this Agreement, the Transactions, any provision hereof or the breach, performance, enforcement, validity or invalidity hereof,
(a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable Laws, that (i) Action in any such court is brought in an inconvenient forum, (ii) the venue of such Action is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each party hereto hereby agrees that, to the fullest extent permitted by Law, service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in
Section 8.4 shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated hereby.

     8.10. Specific Performance. The parties hereby acknowledge and agree that the failure of any party to perform its agreements and covenants hereunder, including its failure to take all actions as are necessary on its part to the consummation of the Transactions, will cause irreparable injury to the other parties for which damages, even if available, will not be an adequate remedy. Accordingly, each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such party's obligations and to the granting by any court of the remedy of specific performance of its obligations hereunder.

     8.11. Counterparts. This Agreement may be executed in two or more counterparts, all of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that each party need not sign the same counterpart.

     8.12. Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement) and the Confidentiality Agreement constitute the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement.

     8.13. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.13.

     IN WITNESS WHEREOF, each of the signatories hereto has caused this Agreement to be signed by their respective duly authorized officers as of the date first above written.

                                                 SALTON, INC.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        HARBINGER CAPITAL PARTNERS MASTER
                                        FUND I, LTD.

                                        By:  Harbinger Capital Partners Offshore
                                        Manager, L.L.C., its investment manager



                                        By:
                                           -------------------------------------
                                             Name:  Philip A. Falcone
                                             Title: Senior Managing Director

                                                                       Exhibit A

                                REPURCHASED NOTES



                                AGGREGATE PRINCIPAL    ACCRUED INTEREST (AS OF
INVESTOR                            AMOUNT OF NOTES         DECEMBER 28, 2006)
--------                            ---------------         ------------------
Harbinger Capital Partners
Master Fund I, Ltd.                   $1,711,000                 $43,000